As filed with the Securities and Exchange Commission on December 22, 2004

Securities Act Registration No. 333-119876
Investment Company Act Registration No. 811-21656

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 3
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 3

BlackRock Global Energy and Resources Trust

(Exact Name of Registrant as Specified In Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(888) 825-2257
(Registrant's Telephone Number, Including Area Code)

Robert Kapito, President
BlackRock Global Energy and Resources Trust
40 East 52nd Street
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Cynthia G. Cobden Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

Approximate Date of Proposed Public Offering:     As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value	30,000,000 shares	$25.00	$750,000,000	$89,175(1)

(1)	$12,670 previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 22, 2004

PROSPECTUS

                 Shares

BlackRock Global Energy and Resources Trust

Common Shares
$25.00 per share

Investment Objective.    BlackRock Global Energy and Resources Trust (the "Trust") is a non-diversified, closed-end management investment company with no operating history. The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust attempts to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.

Investment Advisor.    The Trust's investment adviser is BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisor is State Street Research & Management Company ("State Street Research" or the "Sub-Advisor"). We sometimes refer to the Advisor and the Sub-Advisor as the "Advisors."

Investment Policies and Strategy.    Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships ("MLPs"). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. In selecting investments, the Trust looks for equity securities of companies that appear to have potential for above average performance. These may include companies that the Advisors expect to show above average growth over the long term as well as those that appear to the Advisors to be trading below their true net worth. The Trust may invest in companies of any size market-capitalization. As part of its investment strategy, the Trust currently intends to employ an option strategy of writing covered call options and, to a lesser extent, put and call options on certain common stocks in its portfolio. The Trust may use strategic transactions for hedging purposes or to enhance gain and may engage in short sales of securities. The Trust does not intend to invest directly in commodities.

Application of the Trust's investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust's portfolio will vary over time.

(continued on following page)

Investing in the Trust's common shares involves risks. See "Risks" beginning on page 24. Certain of these risks are summarized in "Prospectus Summary—Special Risk Considerations" beginning on page 5.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Price to Public	$25.00	$
Sales Load(2)	$1.125	$
Estimated Offering Expenses(3)	$.05	$
Proceeds, after expenses, to the Trust	$23.825	$

(1)	The Trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total price to public, sales load, estimated offering and organizational expenses and proceeds, after expenses, to the Trust will be $ , $ , $ and $ , respectively. See "Underwriting."

(2)	BlackRock Advisors has agreed to pay a structuring fee to Citigroup Global Markets Inc. and UBS Securities LLC and a shareholder servicing fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated and to certain qualifying underwriters. BlackRock Advisors also may pay commissions to employees of its affiliates or the Sub-Advisor's affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

(3)	The Trust will pay offering expenses of the Trust (other than the sales load) up to an aggregate of $0.05 per share of the Trust's common shares. This $0.05 per common share amount includes the $0.005 per common share reimbursement of expenses to the underwriters and may include a reimbursement of BlackRock Advisors' expenses incurred in connection with the offering of the common shares. BlackRock Advisors has agreed to pay such offering expenses of the Trust to the extent they exceed $0.05 per share of the Trust's common shares. The aggregate offering expenses (other than sales load) to be incurred by the Trust are estimated to be $999,932 (including amounts incurred by BlackRock Advisors on behalf of the Trust).

The underwriters expect to deliver the common shares to purchasers on or about                             , 2004.

Citigroup	Merrill Lynch & Co.	UBS Investment Bank

Wachovia Securities	Advest, Inc.
H&R Block Financial Advisors, Inc.	Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc. Janney Montgomery Scott LLC
KeyBanc Capital Markets	Legg Mason Wood Walker
Incorporated
Oppenheimer & Co.	Raymond James
RBC Capital Markets	Ryan Beck & Co.
Wedbush Morgan Securities Inc.	Wells Fargo Securities

            , 2004

(continued from previous page)

The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit. The Trust expects to initially invest approximately 20% of the value of its total assets in Canadian Royalty Trusts.

No Prior History.    The Trust's shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BGR."

You should read this prospectus, which contains important information about the Trust, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                   , 2004, containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 44 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Trust Expenses	15
The Trust	17
Use of Proceeds	17
The Trust's Investments	17
Risks	24
Management of the Trust	30
Net Asset Value	32
Distributions	32
Dividend Reinvestment Plan	33
Description of Shares	34
Anti-Takeover Provisions in the Agreement and Declaration of Trust	35
Closed-End Trust Structure	36
Repurchase of Common Shares	37
Tax Matters	37
Underwriting	40
Custodian and Transfer Agent	43
Legal Opinions	43
Privacy Principles of the Trust	43
Table of Contents for the Statement of Additional Information	44

Until                             , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

ii

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust	BlackRock Global Energy and Resources Trust is a non-diversified, closed-end management investment company with no operating history. Throughout this prospectus, we refer to BlackRock Global Energy and Resources Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."

The Offering	The Trust is offering common shares of beneficial interest at $25.00 per share through a group of underwriters (the "Underwriters") led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Ryan Beck & Co., Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($2,500) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to additional common shares to cover overallotments. BlackRock Advisors has agreed to pay offering expenses (other than sales load) that exceed $0.05 per common share. See "Underwriting."

Investment Objective	The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry. There can be no assurance that the Trust's investment objective will be achieved. See "The Trust's Investments—Investment Objective and Policies."

Investment Policies and Strategy	Investment Philosophy. The Trust's Sub-Advisor believes inefficient pricing in the energy sector provides the opportunity for enhanced investment returns. The Sub-Advisor seeks to take advantage of value dislocations through the combination of top-down macro analysis and bottom-up security selection. The Sub-Advisor's Energy Team's knowledge and experience enable it to evaluate the macro environment and assess its impact on the various industries within the energy sector. Within this framework, the Sub-Advisor seeks to identify attractively valued securities with strong growth prospects through rigorous bottom-up fundamental research.

The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the energy sector as a whole. These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal and electricity on a worldwide basis. By comparing the market's perception of these factors relative to the Sub-Advisor' s outlook, the Sub-Advisor seeks to identify value dislocations. The greater the conviction and value dislocation, the greater the potential investment returns.

Risk/reward analysis is a key component of the Sub-Advisor's macro view. The Sub-Advisor evaluates energy sub-sectors (i.e., oil, gas, coal, pipes, etc.) to determine optimal portfolio positioning. Industry selection is a direct result of the Sub-Advisor's sub-sector analysis. Once the evaluation of the various energy industries is complete, the Sub-Advisor identifies those that are most attractive based on its long-term macro view.

Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The Sub-Advisor seeks to identify reasonably priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

Investment Strategy. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may not invest, under normal market conditions less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals, as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and MLPs. The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. The Trust may invest in companies of any size market-capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.

Application of the Trust's investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust's portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit. The Trust expects to initially invest approximately 20% of its total assets in Canadian Royalty Trusts.

As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust's portfolio.

The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources business. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds." See "Investment Policies and Techniques—Non-Investment Grade Securities" in the Statement of Additional Information.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. See "The Trust's Investments—Portfolio Composition—Strategic Transactions." The Trust may also engage in short sales of securities.

The Trust does not intend to utilize leverage or issue preferred shares.

Investment Advisor	BlackRock Advisors is the Trust's investment advisor and State Street Research is the Trust's Sub-Advisor. BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 1.20% of the average weekly value of the Trust's net assets. BlackRock Advisors has agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.20% of average weekly net assets attributable to common shares for the first five years of the Trust's operations, 0.15% in year six, 0.10% in year seven and 0.05% in year eight. BlackRock Advisors will pay a sub-advisory fee to State Street Research equal to two-thirds of the management fee, after giving effect to any waiver. See "Management of the Trust."

MetLife, Inc. ("MetLife"), the parent company of State Street Research, has announced that it has entered into an agreement to sell State Street Research as part of a larger transaction to sell MetLife's asset management business to BlackRock, the parent of BlackRock Advisors. The acquisition by BlackRock of MetLife's asset management business will occur at a closing that is expected to take place during the first quarter of 2005. However, there can be no assurance that the acquisition will be completed.

Distributions	Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial quarterly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering. The Trust will pay common shareholders at least annually all, or at least 90% of its investment company taxable income.

Various factors will affect the level of the Trust's income, such as its asset mix, and the Trust's use of hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. See "Distributions." Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

Listing	The common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BGR." See "Description of Shares—Common Shares."

Custodian and Transfer Agent	The Bank of New York will serve as the Trust's Custodian and Transfer Agent. See "Custodian and Transfer Agent."

Market Price of Shares	Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in equity securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational expenses and offering costs paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity and market supply and demand. See "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations	No Operating History. The Trust is a closed-end management investment company with no operating history. See "Risks—No Operating History."

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. See "Risks—Market Discount Risk."

Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions. See "Risks— Investment and Market Risk."

Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Industry Concentration Risk. The Trust's investments will be concentrated in the energy and natural resources industry. Because the Trust is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy and natural resources industry would have a larger impact on the Trust than on an investment company that does not concentrate in such industry. The energy industry can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The natural resources industry can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and natural resources industry will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in the energy and natural resources industry include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Interest Rate Risk. Rising interest rates could adversely impact the financial performance of energy and natural resources companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Non-U.S. Securities Risk. Because the Trust will own securities of non-U.S. issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, expropriation and nationalization, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. See "Risks—Non-U.S. Securities Risk" and "Risks—Emerging Markets Risk."

Canadian Royalty Trust Risk. The Trust anticipates initially investing approximately 20% of its total assets in units issued by Canadian Royalty Trusts. Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See "Risks—Foreign Currency Risk" and "Risks-Strategic Transactions."

Small and Mid-Cap Stock Risk. While the Trust generally will focus on companies with large capitalizations, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's stock price than is the case for a larger company. In addition, smaller or medium company stocks may not be well known to the investing public. See "Risks—Small and Mid-Cap Stock Risk."

MLP Risk. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Short Sales Risk. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Trust's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire value of the stock.

To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Limitation on Option Writing Risk. The number of call options the Trust can write is limited by the number of shares of common stock the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Trust generally will not write "naked" or uncovered call options. Furthermore, the Trust's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Non-Investment Grade Securities Risk. The Trust may invest up to 10% of its total assets in securities that are below investment grade. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value. See "Portfolio Securities—Non-Investment Grade Securities" and "Risks—Non-Investment Grade Securities Risk."

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2009. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income. See "Risks—Dividend Risk."

Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Strategic Transactions. Strategic transactions in which the Trust may engage for hedging purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions ("Strategic Transactions") also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured.

Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. See "Risks-Strategic Transactions."

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy and natural resources companies and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust. See "Risks—Market Disruption and Geopolitical Risk."

Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See "Risks—Anti-Takeover Provisions."

SUMMARY OF TRUST EXPENSES

The following table shows Trust expenses as a percentage of net assets attributable to common shares:

Shareholder Transaction Expenses

Sales Load Paid by You (as a percentage of offering price)	4.50%(1)
Offering Expenses borne by the Trust (as a percentage of offering price)(2)	0.20%
Dividend Reinvestment Plan Fees	None(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.20%
Other Expenses	0.15	%(4)
Total Annual Expenses	1.35%
Fee and Expense Waiver	(0.20	)%(5)
Net Annual Expenses	1.15%

(1)	The Advisor has agreed to pay a structuring fee to Citigroup Global Markets Inc. and UBS Securities LLC and a shareholder servicing fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated and to certain qualifying underwriters. BlackRock Advisors also may pay commissions to employees of its affiliates or the Sub-Advisor's affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

(2)	The Trust will pay offering costs of the Trust (other than the sales load) up to an aggregate of $0.05 per share of the Trust's common shares. This $0.05 per common share amount may include a reimbursement of BlackRock Advisors' expenses incurred in connection with the offering of the Trust. BlackRock Advisors has agreed to pay such offering costs of the Trust to the extent they exceed $0.05 per share of the Trust's common shares.

(3)	You will be charged a $2.50 service charge and a $0.15 per share sold brokerage commission if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(4)	Certain of these expenses represent reimbursement at cost to BlackRock Advisors for non-advisory services provided to the Trust by employees of BlackRock Advisors. See "Management of the Trust — Investment Management Agreements."

(5)	BlackRock Advisors has agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.20% of average weekly net assets attributable to common shares for the first five years of the Trust's operations, 0.15% in year six, 0.10% in year seven and 0.05% in year eight. Without the waiver, "Total Annual Expenses" would be estimated to be 1.35% of average weekly net assets attributable to common shares.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues                    common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.15% of net assets attributable to common shares in years one through five, increasing to 1.20% in year six, 1.25% in year seven, 1.30% in year eight, and 1.35% in year nine and thereafter, and (2) a 5% annual return:(1)(2)

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$56	$80	$105	$187

(1)	The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)	Assumes waiver of fees and expenses of 0.15% of average weekly net assets attributable to common shares in year six, 0.10% in year seven and, 0.05% in year eight. BlackRock Advisors has not agreed to waive any portion of its fees and expenses beyond December 31, 2012. See "Management of the Trust—Investment Management Agreements."

THE TRUST

The Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on October 20, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $              ($              if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in equity securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

THE TRUST'S INVESTMENTS

Investment Objective and Policies

The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts and equity interests in MLPs. The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust also expects to initially invest approximately 20% of its net assets in Canadian Royalty Trusts. The Trust may invest in companies of any market-capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.

As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust's portfolio.

The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds." See "Investment Policies and Techniques—Non-Investment Grade Securities" in the Statement of Additional Information.

In addition to the option strategies discussed above, the Trust may engage in Strategic Transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The percentage limitations applicable to the Trust's portfolio described in this prospectus apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

For a more complete discussion of the Trust's portfolio composition, see "—Portfolio Composition."

Investment Philosophy

The Trust's Sub-Advisor believes inefficient pricing in the energy sector provides the opportunity for enhanced investment returns. The Sub-Advisor seeks to take advantage of value dislocations through the combination of top-down macro analysis and bottom-up security selection. The Sub-Advisor's Energy Team's knowledge and experience enable it to evaluate the macro environment and assess its impact on the various industries within the energy sector. Within this framework, the Sub-Advisor seeks to identify attractively valued securities with strong growth prospects through rigorous bottom-up fundamental research.

The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the energy sector as a whole. These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal and electricity on a worldwide basis. By comparing the market's perception of these factors relative to the Sub-Advisor's outlook, the Sub-Advisor seeks to identify value dislocations. The greater the conviction and value dislocation, the greater the potential investment returns.

Risk/reward analysis is a key component of the Sub-Advisor' s macro view. The Sub-Advisor's evaluate energy sub-sectors (i.e., oil, gas, coal, pipes, etc.) to determine optimal portfolio positioning. Industry selection is a direct result of the Sub-Advisor's sub-sector analysis. Once the evaluation of the various energy industries is complete, the Sub-Advisor identifies those that are most attractive based on its long-term macro view.

Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The Sub-Advisor seeks to identify reasonably priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

Application of the Trust's investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust's portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit. The Trust expects to initially invest approximately 20% of its net assets in Canadian Royalty Trusts.

Portfolio Composition

The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

Equity Securities.    The Trust intends to invest primarily in equity securities, including common and preferred stocks, convertible securities, warrants and depository receipts, of issuers engaged in the energy and natural resources business, including Canadian Royalty Trusts. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The Trust will employ a strategy, as described below, of writing covered call options on common stocks.

For more information regarding preferred stocks, convertible securities, warrants and depository receipts, see "Investment Policies and Techniques—Equity Securities" in the Statement of Additional Information.

Energy and Natural Resources Companies.    Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities and equity derivatives with exposure to energy and natural resources companies. These include companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be principally engaged in the energy or natural resources industry if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from either the energy or natural resources industry; or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity.

Options-In General.    An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, the Advisors believe that substantially all of the options written by the Trust will be American style options.

The Trust will generally write call options and put options if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above. A put option in a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisors as described above equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisors as described above.

If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss. Net gains from the Trust's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing.    The Trust will follow a strategy known as "covered call option writing," which is a strategy designed to produce income and offset a portion of a market decline in the underlying common stock. This strategy will be the Trust's primary option investment strategy. The Trust will only "sell" or "write" options on common stocks held in the Trust's portfolio. It may not sell "naked" call options, i.e. options representing more shares of the stock than are held in the portfolio. The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2004 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Trust are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Trust as a defensive measure to protect against a possible decline in the underlying stock. The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a 6-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price) and (3) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the 6-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even" thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated and the stock could eventually become worthless. For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Trust stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Trust at the strike price if the stock traded at a higher price than the strike price. In general, the Trust intends to continue to hold its common stocks rather than allowing them to be called away by the option holders. Option contracts are originated and standardized by an independent entity called the OCC. Currently, options are available on over 2,300 stocks with new listings added periodically. The Trust will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, NYSE, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Advisors believe that there exists a large trading volume of options, easily sufficient to fulfill the Trust's option requirements to fully implement its strategies.

Put Options.    Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The Trust may utilize a strategy in which it will own shares of a common stock, write (sell) call options and write (sell) put options. The Trust may also write (sell) put options on common stocks that it does not own. These strategies may produce a considerably higher return than the Trust's primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

Master Limited Partnerships.    The Trust may invest up to 25% of the value of its total assets in MLPs. The MLPs in which the Trust intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will be listed and traded on a U.S. securities exchange. In addition, such MLPs will derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP. For more information on MLPs, see "Investment Policies and Techniques—Master Limited Partnerships Interests" in the Statement of Additional Information.

Non-U.S. Securities.    The Trust will invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company's primary business office is not in the United States; (iii) the principal trading market for such company's assets is not located in the United States; (iv) less than 50% of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S.

issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short Sales.    The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Non-Investment Grade Securities.    The Trust may invest up to 10% of its total assets in securities rated below investment grade, such as those rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When the Sub-Advisor believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Sub-Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.    During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. The Advisors' determination that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in income securities.

Strategic Transactions.     In addition to the option strategies discussed above, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and generate total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors seek to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

RISKS

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

No Operating History.    The Trust is a non-diversified, closed-end management investment company with no operating history.

Market Discount Risk.    As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

Industry Concentration Risk.    The Trust's investments will be concentrated in the energy and natural resources industry. Because the Trust is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy and natural resources industry would have a larger impact on the Trust than on an investment company that does not concentrate in such industry. The energy industry can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The natural resources industry can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and natural resources industries will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk.    A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.    Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk.    Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk.    The operations and financial performance energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Interest Rate Risk.    Rising interest rates could adversely impact the financial performance of energy and natural resources companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Investment and Market Risk.    An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

Common Stock Risk.    The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates are at historical lows and, accordingly, it is likely that they will rise.

Non-U.S. Securities Risk.    Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain non-U.S. securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation or nationalization of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Canadian Royalty Trust Risk.    The Trust anticipates initially investing approximately 20% of its total assets in units issued by Canadian Royalty Trusts. Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Emerging Markets Risk.    Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree.

These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk.     Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See "Risks-Strategic Transactions."

Small and Mid-Cap Stock Risk.    While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small and mid-capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

MLP Risk.    An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Short Sales Risk.     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Risks Associated with Options on Securities.    There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Trust's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire value of the stock.

To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Limitation on Option Writing Risk.    The number of call options the Trust can write is limited by the number of shares of common stock the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Trust will not write "naked" or uncovered call options. Furthermore, the Trust's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Non-Investment Grade Securities Risk.    The Trust may invest up to 10% of its total assets in securities that are below investment grade. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

Dividend Risk.    Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to such dividends under the recently enacted Tax Act. Unless subsequent legislation is enacted, the reduction of tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income.

Non-Diversification.     The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Strategic Transactions.     Strategic Transactions in which the Trust may engage for hedging purposes or to enhance total return also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Anti-Takeover Provisions.    The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

MANAGEMENT OF THE TRUST

Trustees and Officers

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisors. There are nine trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor and in such capacity supervises the Sub-Advisor and performs administrative services for the Trust. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management as of September 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name.

The BlackRock organization has over 16 years of experience managing closed-end products and, as of September 30, 2004, advised a closed-end family of 52 active funds with approximately $15 billion in assets. BlackRock has $15 billion in equity assets under management as of September 30, 2004, including $4.1 billion in assets across 14 equity open-end funds and three equity closed-end funds. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

State Street Research, One Financial Center, Boston, Massachusetts 02111, serves as the Trust's Sub-Advisor. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of September 30, 2004, State Street Research, together with its affiliate SSR Realty Advisors, Inc., managed approximately $52.1 billion in assets, of which $33.7 billion represented institutional clients, $9.8 billion represented retail mutual funds and $8.6 billion represented managed accounts. As of September 30, 2004, State Street Research managed approximately $2.2 billion in accounts with an energy and natural resources mandate. The Sub-Advisor is a subsidiary of MetLife, Inc. State Street Research is responsible for the day-to-day management of the Trust's portfolio.

MetLife, the parent company of State Street Research, has announced that it has entered into an agreement to sell State Street Research as part of a larger transaction to sell MetLife's asset management business to BlackRock, the parent of BlackRock Advisors. The acquisition by BlackRock of MetLife's asset management business will occur at a closing that is expected to take place during the first quarter of 2005. However, there can be no assurance that the acquisition will be completed.

Portfolio Managers.    The Trust is managed by the State Street Research Energy Team. The portfolio management team will be led by Denis J. Walsh III, CFA, Managing Director and Daniel Rice III, Senior Vice President. Denis J. Walsh III has been an energy analyst for State Street Research since joining the firm in 1999; he is a managing director and has worked as an investment professional in equity research since 1979. Daniel J. Rice III has been the portfolio manager of the State Street Research Global Resources Fund since that fund's inception in March 1990 and prior to that he was an equity securities analyst since 1984.

Investment Process

State Street Research will employ its unique investment process in connection with the Trust. Throughout this process, the portfolio managers will:

•	Develop a macroeconomic view of the energy and natural resources sector. This includes understanding energy fundamentals such as supply of and demand for inventories of oil, natural gas and energy-related resources;

•	Conduct a risk/reward analysis of the energy sub-sectors;

•	Determine what it believes to be the optimal portfolio position;

•	Identify stocks with what it believes to be attractive characteristics. These characteristics include a company's viability as a long-term prospect, a debt versus cash flow ratio, the quality of the company's management as well as how the company will likely be affected by the fundamental outlook for the sector; and

•	Continually monitor portfolio risk.

Investment Management Agreements

The Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to 1.20% of the average weekly value of the Trust's net assets. BlackRock has agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's net assets attributable to common shares for the first five years of the Trust's operations (through December 31, 2009), 0.15% for the year ending December 31, 2010, 0.10% for the year ending December 31, 2011 and 0.05% for the year ending December 31, 2012. BlackRock Advisors will pay a sub-advisory fee equal to two-thirds of the management fee it actually receives to State Street Research for sub-advisory services. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost to BlackRock Advisors. BlackRock Advisors currently anticipates that it may be reimbursed for employees that provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees including a majority of the independent trustees.

In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the first eight years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment management fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

Twelve-Month Period Ending	Percentage Waived (As a Percentage of Net Assets)
December 31, 2005*	0.20%
December 31, 2006	0.20%
December 31, 2007	0.20%
December 31, 2008	0.20%
December 31, 2009	0.20%
December 31, 2010	0.15%
December 31, 2011	0.10%
December 31, 2012	0.05%

*	From the commencement of operations.

NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Trust's board of trustees.

Foreign securities, including MLPs and equity securities from emerging markets, are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

DISTRIBUTIONS

Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial quarterly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering. The Trust will pay common shareholders at least annually all, or a portion of, its investment company taxable income.

Various factors will affect the level of the Trust's income, such as its asset mix, and the Trust's use of hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by The Bank of New York (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 120 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the "ex-dividend" date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to $2.50 sales fee and a $0.15 per share sold brokerage commission.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774; telephone: 1-866-216-0242.

DESCRIPTION OF SHARES

Common Shares

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 20, 2004. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder.

The Trust has no present intention of offering any additional shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BGR." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organizational expenses and offering costs paid by the Trust. See "Summary of Trust Expenses."

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT
AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, on file with the SEC for the full text of these provisions.

CLOSED-END TRUST STRUCTURE

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust meets certain requirements that govern the Trust's source of income, diversification of assets and distribution of earnings to shareholders, the Trust will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders.

Distributions paid to you by the Trust from its investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if the Trust's qualified dividend income is less than 95 percent of its gross income, a shareholder of the Trust may include as qualifying dividend income only that portion of the dividends that may be and are so designated by the Trust as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at a maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The recently enacted American Jobs Creation Act of 2004 (the "2004 Jobs Act"), which was signed by President Bush on October 22, 2004, amends certain rules relating to regulated investment companies. The 2004 Jobs Act modifies the 90 percent gross income test with respect to income of a regulated investment company to include net income derived from an interest in qualified "publicly traded partnerships" and modifies the asset diversification test of a regulated investment company to include a new limitation on the investment by a regulated investment company in qualified publicly traded partnership interests. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which the Trust intends to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derives income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource.

The 2004 Jobs Act also provides that certain dividends designated by the Trust as "interest-related dividends" that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in the Trust will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by the Trust as "short-term capital gain dividends" that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the Trust's short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Ryan Beck & Co., Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the Trust's underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriters	Number of Common Shares
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
Advest, Inc.
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
KeyBanc Capital Markets, A Division of McDonald Investments Inc.
Legg Mason Wood Walker, Incorporated
Oppenheimer & Co. Inc.
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Ryan Beck & Co., Inc.
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the overallotment option described below) if they purchase any of the common shares.

The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $       per common share. The sales load the Trust will pay of $       per common share is equal to       % of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $       per common share on sales to certain other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before                  , 2004. The representatives have advised the Trust that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

BlackRock Advisors (and not the Trust) has agreed to pay from its own assets to each of Citigroup Global Markets Inc. and UBS Securities LLC a structuring fee for advice relating to the structure and design of the Trust and the organization of the Trust as well as services related to the sale and distribution of the Trust's common shares in an amount equal to 1.00% of the shares sold by the respective underwriter, which in the aggregate is     % of the total initial price to the public of the common shares offered hereby.

BlackRock Advisors (and not the Trust) has agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated a quarterly fee at an annual rate of up to 0.15% of the Trust's net assets. Certain qualifying underwriters that reach a specified sales threshold also will be eligible to receive a shareholder servicing fee from BlackRock Advisors (and not the Trust) up to 0.15% of the Trust's net assets attributable to the common shares sold by the respective underwriter in this offering. BlackRock Advisors reserves the right to lower or waive the specified sales threshold with respect to any underwriter in its sole discretion. The shareholder servicing fee will not exceed     % of the total initial price to the public of the common shares offered hereby and will be payable so long as the investment management agreement remains in effect between the Trust and BlackRock Advisors, or any successor in interest or affiliate of BlackRock Advisors as and to the extent that such investment management agreement is renewed periodically in accordance with the Investment Company Act. Each underwriter receiving a servicing fee will agree to provide (i) certain after-market support services designed to maintain the visibility of the Trust on an ongoing basis, (ii) relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries, if reasonably obtainable, and to consult with representatives of BlackRock Advisors in connection therewith and (iii) information to and consult with BlackRock Advisors with respect to applicable strategies designed to address market value discounts, if any.

BlackRock Advisors (and not the Trust) has also agreed to pay a commission to certain registered personnel of its broker-dealer affiliate and the Sub-Advisor's broker-dealer affiliate that participate in the marketing of the Trust's common shares. These fees, in the aggregate will not exceed 0.11% of the total initial price to the public of common shares sold by the underwriters located in offices or geographical regions for which these registered personnel are responsible for providing information regarding the Trust and the offering of the common shares. The Trust may reimburse BlackRock for all or a portion of the fees described in this paragraph if the $0.005 per common share reimbursement of expenses of the underwriters and the other offering expenses of the Trust do not equal or exceed the $0.05 per common share the Trust has agreed to pay for the offering expenses of the Trust.

The Trust has agreed to reimburse certain underwriter expenses in an amount equal to $0.005 per common share, which amount will not exceed $     or     % of the total initial price to the public of the common shares offered hereby.

The sum of the fees described above, the amounts paid by the Trust to reimburse certain underwriters and the other expenses and sales load to be paid by the Trust will not exceed 9.0% of the total price to the public of the common shares offered hereby.

The Trust has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to        additional common shares at the public offering price less the sales load. The underwriters may exercise such option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter's initial purchase commitment.

The Trust and BlackRock Advisors have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. Citigroup Global Markets Inc. in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Trust, BlackRock Advisors and the representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

The following table shows the sales load that the Trust will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional common shares.

Paid by Trust
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

The Trust, BlackRock Advisors and State Street Research have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

BlackRock Advisors has agreed to pay offering costs (other than sales load) that exceed $0.05 per share.

In connection with the requirements for listing the common shares on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The underwriters have advised the Trust that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common shares on the New York Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the common shares on behalf of an underwriter for the purpose of fixing or maintaining the price of the common shares. A "covering transaction" is a bid for or purchase of the common shares on behalf of an underwriter to reduce a short position incurred by the underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the common shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the common shares if their customer resells the common shares while the penalty bid is in effect. The underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any underwriter to the Trust, BlackRock Advisors or State Street Research, by notice to the Trust, BlackRock Advisors or State Street Research, if, prior to the delivery of and payment for the common shares, (i) trading in the common shares shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the representatives' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the common shares as contemplated by this prospectus (exclusive of any supplement hereto).

A prospectus in electronic format may be available on the website maintained by one or more of the underwriters. The representatives may agree to allocate a number of common shares to the underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

The Trust anticipates that from time to time certain of the underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters have performed investment banking and advisory services for the Advisors and their affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Advisors in the ordinary course of business.

Prior to the public offering of common shares, an affiliate of BlackRock Advisors will purchase common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act.

J.J.B. Hilliard, W.L. Lyons, Inc., one of the underwriters, is an affiliate of BlackRock Advisors.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

CUSTODIAN AND TRANSFER AGENT

The Custodian of the assets of the Trust will be The Bank of New York. The Custodian will perform custodial, fund accounting and portfolio accounting services. The Bank of New York will also serve as the Trust's Transfer Agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information.

The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	B-2
Investment Objective and Policies	B-2
Investment Policies and Techniques	B-3
Other Investment Policies and Techniques	B-10
Management of the Trust	B-12
Portfolio Transactions and Brokerage	B-23
Description of Shares	B-24
Repurchase of Common Shares	B-25
Tax Matters	B-27
Experts	B-32
Additional Information	B-32
Independent Registered Public Accounting Firm	F-1
Financial Statements	F-2
APPENDIX A General Characteristics and Risks of Strategic Transactions	A-1
APPENDIX B Proxy Voting Procedures	B-1

                 Shares

BlackRock Global Energy and Resources Trust

Common Shares

P R O S P E C T U S

                 , 2004

Citigroup

Merrill Lynch & Co.

UBS Investment Bank

Wachovia Securities

Advest, Inc.

Ferris, Baker Watts

Incorporated

H&R Block Financial Advisors, Inc.

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomery Scott LLC

KeyBanc Capital Markets

Legg Mason Wood Walker

Incorporated

Oppenheimer & Co.

Raymond James

RBC Capital Markets

Ryan Beck & Co.

Wedbush Morgan Securities Inc.

Wells Fargo Securities, LLC

SEC File Number:	333-119876 811-21656

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities.

SUBJECT TO COMPLETION, DATED DECEMBER 22, 2004

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Global Energy and Resources Trust (the "Trust") is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                      , 2004. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

Use of Proceeds	B-2
Investment Objective and Policies	B-2
Investment Policies and Techniques	B-3
Other Investment Policies and Techniques	B-10
Management of the Trust	B-12
Portfolio Transactions and Brokerage	B-23
Description of Shares	B-24
Repurchase of Common Shares	B-25
Tax Matters	B-27
Experts	B-32
Additional Information	B-32
Independent Registered Public Accounting Firm	F-1
Financial Statements	F-2
Appendix A General Characteristics and Risks of Strategic Transactions	A-1
Appendix B Proxy Voting Procedures	B-1

This Statement of Additional Information is dated                                     , 2004.

USE OF PROCEEDS

Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques—Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1) invest 25% or more of the value of its total assets in any single industry (except that the Trust will invest at least 25% of its total assets in the energy and natural resources industry);

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

(5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

(6) or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

When used with respect to particular shares of the Trust, "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares;

(3) under normal market conditions, invest less than 80% of its total assets in equity securities of companies engaged in the energy and natural resources industry or equity derivatives with exposure to the energy and natural resources industry; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders; or

(4) issue senior securities or borrow money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies).

In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Code as enacted by the 2004 Jobs Act) and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal

Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Equity Securities

While the Trust will primarily invest in common stocks, it may also invest in other equity securities including preferred stocks, convertible securities, warrants, depository receipts and equity interests in Canadian Royalty Trusts.

Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

Warrants.    Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security

Depository Receipts.    The Trust may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Canadian Royalty Trusts.    A Canadian royalty trust is a Royalty Trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These funds generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian Royalty Trust's units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian Royalty Trust to finance internal growth through exploration is limited. Therefore, Canadian Royalty Trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Master Limited Partnership Interests

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the "NYSE").

Non-Investment Grade Securities

The Trust may invest up to 10% of its total assets in securities rated below investment grade such as those rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

Securities Lending and Delayed Settlement Transactions

The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions and Risk Management

Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts.     In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Forward Foreign Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust's existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

Calls on Securities, Indices and Futures Contracts.     In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts.     As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its Strategic Transactions and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Interest Rate Transactions.    Among the Strategic Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are incurred into for good faith risk management purposes. The Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE TRUST

Advisory Agreements

Although BlackRock Advisors and State Street Research intend to devote such time and effort to the business of the Trust as is reasonably necessary to perform their duties to the Trust, their services are not exclusive and they both provide similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement and sub-investment advisory agreement also provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, neither BlackRock Advisors nor State Street Research will be liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors or State Street Research in the supervision or management of their respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors or State Street Research, their directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The investment management and sub-investment advisory agreement were approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on November 16, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). At that meeting, the board of trustees also approved a new sub-advisory agreement (the "new sub-advisory agreement") in the same form as the sub-advisory agreement to be entered into among the Advisor, the Sub-Advisor and the Trust upon the acquisition of the Sub-Advisor by the Advisor and the resulting assignment and termination of the sub-advisory agreement.

The investment management agreement provides for the Trust to pay a management fee at an annual rate equal to 1.20% of the average weekly value of the Trust's net assets. Pursuant to the sub-investment advisory and the new sub-advisory agreement, BlackRock Advisors has appointed State Street Research to perform day-to-day investment management of the Trust. State Street Research will receive a portion of the management fee paid by the Trust to BlackRock Advisors.

From the management fees, BlackRock Advisors will pay State Street Research, for serving as Sub-Advisor, a fee equal to two-thirds of the management fee actually received by BlackRock Advisors.

BlackRock Advisors has voluntarily agreed to waive receipt of a portion of its management fee or other expenses of the Trust in the amount of 0.20% of the average weekly net assets attributable to common shares for the first five years of the Trust's operations, 0.15% in year six, 0.10% in year seven and 0.05% in year eight.

Information Received by the Board

In considering the Trust's investment management and sub-advisory agreements, the board of trustees received information specifically related to the approval of the investment management and sub-advisory agreements, including information regarding: (i) the team of investment advisory personnel assigned to the Trust; (ii) the resources, capabilities and structure of BlackRock Advisors, including its expertise in providing investment supervisory and administrative services for the BlackRock family of closed-end funds; (iii) the resources, capabilities and structure of State Street Research, including its expertise in providing portfolio management services to registered investment companies with investment objectives similar to the Trust; (iv) the Trust's management fee (both gross and net of fee waivers) and total operating expenses as compared to a peer group of closed-end funds with similar investment policies and strategies selected by Lipper, Inc. ("Lipper") and as compared to two customized peer groups derived from Lipper data; (v) the sub-advisory fee to be paid by BlackRock Advisors to State Street Research for portfolio management services; (v) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds; (vi) BlackRock's overall profitability as compared with available industry data; (vii) certain direct and indirect "fallout" benefits to BlackRock from its relationship with the Trust; and (viii) BlackRock's and State Street Research's policies and procedures in respect of execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock Advisors' management of relationships with service providers for such funds and resources devoted to compliance with BlackRock Advisors' and such funds' compliance policies and procedures, including compliance with such funds' investment objectives and polices and other matters. In connection with approving the sub-advisory agreement, the trustees also received and considered information relating to the compliance policies and procedures of State Street Research.

Matters Considered by the Board

In considering the investment management and sub-advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees in approving the investment management and sub-advisory agreements included the following:

Nature and Quality of Investment Advisory and Sub-Advisory Services. The board of trustees, including the non-interested trustees, considered the nature and quality of the services to be provided by BlackRock Advisors and State Street Research, respectively, to the Trust. In this connection, the board reviewed:

•	BlackRock Advisors' compliance record, including whether other funds advised or subadvised by BlackRock Advisors have operated within their investment objectives, policies and restrictions; and

•	the resources of BlackRock Advisors and State Street Research and the size, education and experience of the Trust's portfolio management team.

Nature and Quality of Other Services. The board of trustees, including the non-interested trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by BlackRock Advisors under the investment management agreement. The board of trustees, including the non-interested trustees, also considered the nature and extent of BlackRock Advisors' supervision of third party service providers engaged by other funds in the BlackRock family of closed-end funds, including the supervision of affiliated and unaffiliated sub-advisors.

Fees and Expenses. The board of trustees, including the non-interested trustees, considered the Trust's management fee and expense ratio in comparison to the management fee and expense ratios of a peer group of funds selected by a third-party service provider as well as customized peer group information.

The peer group selected for the Trust was the Lipper Sector Equity Fund peer group which contained 26 closed-end sector equity funds. The peer group comparison was done within four sub-categories (i) total expenses after fee waivers; (ii) total expenses before fee waivers; (iii) management fee after fee waivers; and (iv) management fee before fee waivers. When ranked from lowest fee (ranked 1st) to highest fee (ranked 26th), the Trust compared to the peer group within each of the four sub-categories as follows: (i) 16th; (ii) 17th; (iii) 18th; and (iv) 18th.

The board of trustees was also presented with data from two customized peer groups. The first customized peer group comparison consisted of the Lipper Sector Equity Fund peer group excluding closed-end funds that invest primarily in real estate investments, which funds BlackRock Advisors believes constitute a separate asset class distinct from sector equity funds. This customized peer group contained 15 closed-end sector equity funds. In this customized peer group comparison when ranked from lowest fee to highest fee, the Trust compared with the peer group within each of the four sub-categories as follows: (i) 5th; (ii) 6th; (iii) 7th; and (iv) 7th.

The second customized peer group comparison consisted of the first customized peer group (i.e., Lipper Sector Equity Funds excluding real estate funds), but was adjusted to recognize the use financial leverage by certain of the funds in the peer group, which tends to increase the investment advisory fees of such funds as a percentage of net assets attributable to common shareholders. Because the Trust will not employ financial leverage, the Advisor believes that this customized peer group provided the board of trustees with a more accurate comparison of the advisory fees charged for the management of each fund's net assets attributable to common shareholders. In this customized peer group comparison when ranked from lowest fee to highest fee, the Trust compared with the peer group within each of the four sub-categories as follows: (i) 5th; (ii) 6th; (iii) 7th; and (iv) 9th.

Profitability. The board of trustees, including the non-interested trustees, considered the level of BlackRock's profits in respect of the management of the BlackRock closed-end funds. The board considered the potential for economies of scale in connection with BlackRock Advisors' management of the BlackRock closed-end funds. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Trust's business. The board of trustees, including the non-interested trustees, also considered BlackRock's profit margins in comparison with available industry data.

Other Benefits. The board of trustees, including the non-interested trustees, also considered the benefits to BlackRock associated with BlackRock and its affiliates providing non-advisory services to the Trust, including administrative services. The board of trustees, including the non-interested trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Trust, including potential benefits accruing to BlackRock and its affiliates as a result of potentially stronger relationships with members of the broker-dealer community, increased name recognition of BlackRock and its affiliates and enhanced sales of other investment funds and products sponsored by BlackRock and its affiliates. The board also considered the unquantifiable nature of these potential benefits.

Conclusion

Based on the information reviewed and discussions held, the board of trustees, including a majority of the non-interested trustees, approved each of the investment advisory agreements between BlackRock Advisors and the Trust and the sub-advisory agreement among BlackRock Advisors, State Street Research and the Trust as in the best interests of shareholders of the Trust.

Information Received by the Board

During the board of trustees' deliberations in connection with its approval of the management fee, the board of trustees was aware that BlackRock Advisors intended to pay compensation, out of its own assets, to the lead underwriters and to certain qualifying underwriters of the Trust's common shares, the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock Advisors in consideration of such compensation. The board considered whether the management fee met applicable standards in light of the services provided by BlackRock Advisors, without regard to whether BlackRock Advisors ultimately pays any portion of the anticipated compensation to the underwriters.

Based on the information reviewed or discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by the Advisors to the Trust and that the advisory fee rate was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

The investment management agreement, the sub-investment advisory agreement and the new sub-advisory agreement were approved by the sole common shareholder of the Trust as of         , 2004. Because the new sub-advisory agreement was approved by the board of trustees, including the independent trustees, and the sole initial shareholder of the Trust, no additional shareholder approval will be required as a result of the acquisition. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or State Street, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder). In the event that the sub-advisory agreement is terminated due to an assignment resulting from the acquisition of the Sub-Advisor by the Advisor, the Trust, the Advisor and the Sub-Advisor will enter into the new sub-advisory agreement.

Trustees and Officers

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 77 Trustee	3 years(1)(2)	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm. Wilmer D. Barrett Professor of Economics, University of Massachusetts—Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board. Lead Trustee and Chairman of the Audit Committee of each of the closed-end trusts of which BlackRock Advisors Inc. acts as investment advisor.	52	Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Former Director of AirBorne Express, BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).

Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 58 Trustee	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	52	Trustee, Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.

Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 66 Trustee	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	52	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 55 Trustee	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	52	Director, Guardian Mutual Funds Group (18 portfolios).

R. Glenn Hubbard P.O. Box 4546 New York, NY 10163-4546 Age: 46 Trustee	3 years(1)(2)	Dean of Columbia Business School since July 1, 2004; faculty member of Columbia University's Graduate School of Arts and Sciences since 1988; Russell L. Carson Professor of Finance and Economics; Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991 to 1993; Chairman of the U.S. Council of Economic Advisers and Chairman of the Economic Policy Committee of the OECD from February 2001 until March 2003	52	Director of ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings.

James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163-4546 Age: 75 Trustee	3 years(1)(2)	Dean Emeritus of The John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of The School of Business, Hong Kong University of Science and Technology 1990-1993. from 1978 to September 1993, Dean of The John E. Anderson Graduate School of Management, University of California.	52	Director of Payden & Rygel Investment Trust, Metzler-Payden Investment Trust, Advisor Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation.

INTERESTED TRUSTEES:
Robert S. Kapito* Age: 47 Trustee and President	3 years(1)(2)	Vice Chairman of BlackRock, Inc. Head of BlackRock's Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Equity Investment Strategy Group. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity and Alternative Investment Groups of BlackRock. Currently, President and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	52	Chairman of the Hope & Heroes Children's Cancer Fund. President of the Board of Directors of Periwinkle National Theatre for Young Audiences. Director of Icruise.com, Corp.

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
Ralph L. Schlosstein* Age: 53 Trustee and Chairman of the Board	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of BlackRock's Management Committee and Investment Strategy Group. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Currently, Chairman and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	52	Chairman and President of the BlackRock Liquidity Funds (10 portfolios). Director of Anthracite Capital, Inc. and Director of several of BlackRock's alternative investment vehicles. Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, Member of the board of the Financial Institutions Center Board of the Wharton School of the University of Pennsylvania a Trustee of the American Museum of Natural History, a Trustee of Trinity School in New York City, Trustee of New Visions for Public Education in New York; and of The Public Theatre. Member of the Board of Advisors of Marujupa LLC. Formerly, a Director of Pulte Corporation and a Member of Fannie Mae's Advisory Council.

Walter F. Mondale(3) P.O. Box 4546 New York, NY 10163-4546 Age: 76 Trustee	3 years(1)(2)	Senior Counsel, Dorsey & Whitney LLP, a law firm (January 2004-present); Partner, Dorsey & Whitney LLP (December 1996-December 2003, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	52	Director of United Health Foundation and the Japan Society. Member of the Hubert H. Humphrey Institute of Public Affairs Advisory Board, The Mike and Maureen Mansfield Foundation, Dean's Board of Visitors of the Medical School at the University of Minnesota, and the Mayo Foundation Advisory Council to the President.

*	"Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1)	After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

—	Messrs. Cavanagh, La Force and Hubbard as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

—	Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

—	Messrs. Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust's 2007 annual meeting of shareholders

(2)	Each trustee has served in such capacity since the Trust's inception.

(3)	Mr. Mondale may be deemed an interested person of one or more of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

OFFICERS:

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Anne F. Ackerley Age: 42	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Henry Gabbay Age: 57	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 44	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Richard Shea, Esq. Age: 45	Vice President/Tax	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer and Chief Financial Officer of Anthracite Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto Age: 43	Secretary	Director and Assistant Secretary of BlackRock, Inc. since 2002. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan Age: 43	Assistant Secretary	Director and Senior Counsel (since January 2001), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.

Name of Director	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family in All Registered Investment Companies(*)
Andrew F. Brimmer	$0	$1-$10,000
Richard E. Cavanagh	$0	$50,001-$100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	$10,001-$50,000
R. Glenn Hubbard(**)	$0	$0
Robert S. Kapito	$0	over $100,000
James Clayburn La Force, Jr.	$0	over $100,000
Walter F. Mondale	$0	$50,001-$100,000
Ralph L. Schlosstein	$0	over $100,000

(*)	As of December 31, 2003.

(**)	Mr. Hubbard was appointed to the board of trustees and board of directors of each closed-end fund advised by BlackRock Advisors as of November 16, 2004.

The Trustees do not own shares in the Trust as the Trust has no operating history.

The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2005, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Board Members(1)
Dr. Andrew F. Brimmer	$2,000(2)	$290,000	(3)(4)(5)
Richard E. Cavanagh	$2,000(2)	$210,000	(4)(5)
Kent Dixon	$2,000(2)	$210,000	(4)(5)
Frank J. Fabozzi	$2,000(2)	$210,000	(4)(5)
R. Glenn Hubbard	$2,000(2)	$190,000	(4)
James Clayburn La Force, Jr.	$2,000(2)	$190,000	(4)
Walter F. Mondale	$2,000(2)	$190,000	(4)

(1)	Estimates the total compensation to be earned by that person during the calendar year end December 31, 2005 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)	Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, Hubbard, and Mondale may defer $0, $0, $0, $0, $2,000, $0 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2005.

(3)	Dr. Brimmer serves as "lead director" and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $50,000 per annum by the Fund Complex.

(4)	Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, Hubbard and Mondale are expected to defer $50,000, $50,000, $50,000, $50,000, $190,000, $30,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)	Includes compensation for service on the Audit Committee. Dr. Brimmer receives $30,000 per annum for his service as Chairman of the Audit Committee and the other Trustees on the Audit Committee receive $20,000 per annum for their service on the Audit Committee.

Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,000 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $50,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $30,000 per annum for his services as chairman of the Audit Committee. Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will receive an additional $20,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will be allocated among the fund/trusts in the Fund Complex based on their relative net assets. In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum Audit Committee fee) held on a single day does not exceed $15,834 for any Independent Trustee. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

The Audit Committee consists of Messrs. Brimmer, Cavanagh, Fabozzi and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, Hubbard, and Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the

Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust's independent auditor.

Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Proxy Voting Policies

The board of trustees of the Trust has delegated the voting of proxies for Trust securities to State Street Research pursuant to State Street Research's proxy voting guidelines. Under these guidelines, State Street Research will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of State Street Research's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor and in such capacity supervises the Sub-Advisor and provides administrative services to the Trust. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock, which is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management as of September 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock FundsTM and BlackRock Liquidity FundsTM. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock SolutionsTM name.

The BlackRock organization has over 16 years of experience managing closed-end products and, as of September 30, 2004, advised a closed-end family of 52 active funds with approximately $15 billion in assets. BlackRock has $15 billion in equity assets under management as of September 30, 2004 including $4.1 billion in assets across 14 equity open-end funds and three equity closed-end funds. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

State Street Research, One Financial Center, Boston, Massachusetts 02111, serves as the Trust's Sub-Advisor. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of September 30, 2004, State Street Research, together with its affiliate SSR Realty Advisors, Inc., managed approximately $52.1 billion in assets, of which $33.7 billion represented institutional clients, $9.8 billion represented retail mutual funds and $8.6 billion represented managed accounts. As of September 30, 2004, State Street Research managed approximately $2.2 billion in accounts with an energy and natural resources mandate. The Sub-Advisor is a subsidiary of MetLife, Inc. State Street Research is responsible for the day-to-day management of the Trust's portfolio.

MetLife, Inc., the parent company of State Street Research, has announced that it has entered into an agreement to sell State Street Research as part of a larger transaction to sell MetLife's asset management business to BlackRock, the parent of BlackRock Advisors. The acquisition by BlackRock of MetLife's asset management business will occur at a closing that is expected to take place during the first quarter of 2005. However, there is no assurance that this transaction will be completed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pay to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Advisor and Sub-Advisor, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares (the "Preferred Shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights.    The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust.    The terms of any Preferred Shares would typically provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

The Trust may apply for ratings for any Preferred Shares from Moody's, S&P or Fitch. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

Other Shares

The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels

(which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Gross Income Test"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs) or of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses.

The recently enacted American Jobs Creation Act of 2004 (the "2004 Jobs Act"), which was signed by President Bush on October 22, 2004, amends certain rules relating to regulated investment companies. The 2004 Jobs Act modifies the 90 percent gross income test with respect to income of a regulated investment company to include net income derived from an interest in "qualified publicly traded partnerships" and modifies the asset diversification test of a regulated investment company to include a new limitation on the investment by a regulated investment company in qualified publicly traded partnership interests. Specifically, the 2004 Jobs Act provides that not more than 25% of the value of a regulated investment company's assets can be invested in those securities described in the last sentence of the previous paragraph under (b) or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which the Trust intends to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to taxable years beginning after December 31, 2004.

As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Trust's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

The Trust's Investments

Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Trust intends to monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

The Trust intends to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Trust expects that these MLPs will be treated as "qualified publicly traded partnerships" (as defined in Section 851(h) of the Code as enacted by the 2004 Jobs Act and discussed above). Accordingly, it is expected that the net income derived by the Trust from such investments will qualify as "good income" for purposes of the Gross Income Test. If the MLPs in which the Trust invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Trust from such investments may not qualify as "good income" under the Gross Income Test and, therefore, could adversely affect the Trust's status as a regulated investment company.

The MLPs in which the Trust intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Trust from an MLP may not correspond to the amount of income allocated to the Trust by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Trust exceeds the amount of cash received by such MLP, the Trust may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and avoiding the income and excise taxes. Accordingly, the Trust may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Trust intends to invest in Canadian Royalty Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Royalty Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Royalty Trusts in which the Trust invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Trust from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of qualifying as a regulated investment company. Moreover, if the Canadian Royalty Trust is a PFIC, the Trust will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian Royalty Trusts in which the Trust invests are treated as partnerships for U.S. federal income tax purposes, the effect on the Trust will depend on whether the Canadian Royalty Trust is a qualified publicly traded partnership (as described above) or not. If the Canadian Royalty Trust is a qualified publicly traded partnership, the Trust's investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian Royalty Trust, however, is not treated as a qualified publicly traded partnership, then the consequences to the Trust of an investment in such Canadian Royalty Trust will depend upon the amount and type of income and assets of the Canadian Royalty Trust allocable to the Trust. The Trust intends to monitor its investments in Canadian Royalty Trusts to prevent the disqualification of the Trust as a regulated investment company.

If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs a portion of the Trust's income will be subject to U.S. federal income tax in all events. Excess inclusion income of the Trust generated by a residual interest in a REMIC will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies) the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

Income received by the Trust with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if the Trust invests more than 50% of its total assets in non-U.S. securities as of year- end, the Trust may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own tax return. If the Trust so elects, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Trust. If the Trust makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Investments by the Trust in certain "passive foreign investment companies" ("PFIC") could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Trust's income consists of dividends received from U.S. corporations and (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if the Trust's qualified dividend income is less than 95 percent of its gross income, a shareholder of the Trust may only include as qualifying dividend income that portion of the dividends that may be and are so designated by the Trust as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.

In addition to the amendments relating to regulated investment companies as described above under the heading "Taxation of the Trust," the recently enacted 2004 Jobs Act modifies certain rules relating to investments by foreign investors in a regulated investment company. In particular, the 2004 Jobs Act provides that certain dividends designated by the Trust as "interest-related dividends" that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in the Trust will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by the Trust as "short-term capital gain dividends" that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the Trust's short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

The Trust may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

EXPERTS

The Statement of Assets and Liabilities of the Trust as of December 6, 2004 appearing in this Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from October 20, 2004 (date of inception) to December 6, 2004 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of
BlackRock Global Energy and Resources Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Global Energy and Resources Trust (the "Trust") as of December 6, 2004 and the related statements of operations and changes in net assets for the period from October 20, 2004 (date of inception) to December 6, 2004. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Global Energy and Resources Trust as of December 6, 2004, and the results of its operations and the changes in its net assets for the period from October 20, 2004 (date of inception) to December 6, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 8, 2004

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST
STATEMENT OF ASSETS AND LIABILITIES

December 6, 2004

ASSETS:
Cash	$115,006
LIABILITIES:
Payable for organization costs	15,000
Net Assets	$100,006
Net assets were comprised of:
Common stock at par (Note 1)	$5
Paid-in capital in excess of par	115,001
Accumulated net investment loss	(15,000)
Net assets, December 6, 2004	$100,006
Net asset value per common share:
Equivalent to 4,817 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$20.76

See Notes to Financial Statements.

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST
STATEMENT OF OPERATIONS

For the period October 20, 2004 (date of inception) to December 6, 2004

Investment Income	$—
Expenses
Organization expenses	15,000
Net investment loss	$(15,000)

See Notes to Financial Statements.

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST
STATEMENT OF CHANGES IN NET ASSETS

For the period October 20, 2004 (date of inception) to December 6, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(15,000)
Net decrease in net assets resulting from operations	(15,000)
Capital Share Transactions
Net proceeds from the issuance of common shares	115,006
Total increase	100,006
NET ASSETS
Beginning of period	—
End of period	$100,006
Net investment loss	$(15,000)

See Notes to Financial Statements.

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization & Accounting Policies

BlackRock Global Energy and Resources Trust (the "Trust") was organized as a Delaware statutory trust on October 20, 2004, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 4,817 shares of common stock for $115,006 ($23.875 per share).

Investment Valuation: The Trust values its investments primarily by using market quotations. Short-termm debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Trust's board of trustees.

Foreign securities, including MLPs and equity securities from emerging markets, are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Taxes: It is the Trusts intention to elect to and be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income Tax provisions are required.

Note 2.    Agreements

The Trust has entered into an Investment Management Agreement with BlackRock Advisors, Inc. a wholly owned subsidiary of BlackRock, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") in a maximum amount equal to 1.20% of the average weekly value of the Trust's Net Assets. "Net Assets" means the total assets of the Trust minus the sum of accrued liabilities. BlackRock Advisors, Inc. has voluntarily agreed to waive a portion of the management fee or other expenses of the Trust in the amount of 0.20% of the average weekly value of the Trust's Net Assets for the first five years of the Trust's operations (through December 31, 2009), and for a declining amount for an additional three years (through December 31, 2012). State Street Research serves as sub-advisor to the Trust. The Investment Management Fee covers both investment advisory and administration services.

Note 3.    Organization Expenses and Offering Costs

Organization expenses of $15,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $939,000, limited to $0.05 per share will be charged to paid-in capital at the time common shares are sold.

APPENDIX A

GENERAL CHARACTERISTICS AND RISKS
OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities And Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts And Related Options

Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.    The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks.    With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

APPENDIX B

PROXY VOTING PROCEDURES

STATE STREET RESEARCH & MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

April 2004

Purpose and General Statement

The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company ("State Street Research") votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the "Proxies"). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policies Relating to Proxy Voting

The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients. Proxy Voting Policies and Procedures 2 April 2004

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In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation's management and discuss matters of importance to State Street Research's clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research will disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client's designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

Conflicts of Interest.    The Proxy Policy Committee has ultimate responsibility to ensure that State Street Research does not allow any conflict of interest to improperly influence any proxy voting decision. The Committee, or its designees (as provided in this policy) monitor proxy voting decisions and address any conflicts of interests or perceived conflicts that may exist. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm's clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by the Guidelines, and disclose the conflict of interest to the relevant clients who hold the securities;

•	vote the relevant Proxy as an Exception (as defined below); provided that (i) the reasons behind the voting decision are in the best interest of the clients, (ii) such reasons are reasonably documented and approved by the General Counsel, and (iii) the conflict of interest is disclosed to the relevant clients who hold the securities; or

•	recuse State Street Research from the voting decision and direct ISS to vote the relevant Proxy in accordance with its independent assessment of the matter.

Proxy Policy Committee

The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the "Committee") currently comprising four members. There are three fixed members of this Committee and one rotating member. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer—Equities), the Director of Compliance (or her designee), and the Counsel from the Legal Department responsible for proxy related matters. The remaining member shall be a senior investment professional designated from time to time on a rotating basis by the Chief Investment Officer—Equities ("CIO"). The Director of Equity Research (or the CIO's designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In Proxy Voting Policies and Procedures 3 April 2004 addition, the Committee will review any "Special Votes" and "Exceptions" (each as described below) that have occurred since the previous meeting of the Committee.

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On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm's General Counsel for a joint decision.

Proxy Voting Procedures

State Street Research has retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm's decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person (the "Liaison") within the Corporate Actions group of Investment Administration and Operations ("IA&O") who serves as liaison between State Street Research and ISS.

The attached Proxy Voting Guidelines (the "Guidelines") state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients' best interests as described below with respect to "Exceptions." State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. The Liaison accesses the web site daily and downloads this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ( "Special Votes") are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

Through its web site, ISS notifies State Street Research of all upcoming Special Votes. Upon receipt by State Street Research, the Liaison searches relevant databases to check whether the issuer of securities subject to such Special Vote is either a current or prospective client of State Street Research. If the issuer is a client or prospective client, the Liaison then forwards the matter to the Proxy Policy Committee, which will then address the issue as provided in Conflicts of Interest above. If the issuer is not a client or prospective client, the Liaison will forward the matter to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager (or, if applicable, portfolio management team) with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and Proxy Voting Policies and Procedures 4 April 2004 the Liaison of any such voting decision, and if the Chair does not object to such decision, the Liaison will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable to arrive at a decision, to intervene in any decision regarding a Special

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Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if the Liaison has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, the Liaison will instruct ISS to vote all of our shares in accordance with ISS's independent assessment of the matter.

If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an "Exception"), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee and the Liaison as soon as possible prior to the relevant voting deadline for such matter. The Liaison will then search relevant databases to check whether the issuer of securities subject to such proposed Exception is either a current or prospective client of State Street Research. If the issuer is a client or prospective client, the Liaison will inform the Chair of such and the matter will be referred to the Proxy Policy Committee, which will then address the issue as provided in Conflicts of Interest above. If the issuer is not a client or prospective client, then in most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings.

Record Keeping

State Street Research maintains records of all proxies voted in accordance with Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

•	a copy of these policies and procedures;

•	proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

•	a record of each vote cast is maintained by ISS, and such records are accessible to designated State Street Research personnel at any time;

•	a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

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STATE STREET RESEARCH & MANAGEMENT COMPANY

PROXY VOTING GUIDELINES

April 2004

Issue	SSRM Proxy Voting Guideline
Auditor Issues:
Shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services (or cap level of non-audit services).	Generally, follow ISS recommendation, which reviews on a case-by-case basis.
Audit fees vs. Non-audit fees	Generally, vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined.
Shareholder proposals requiring shareholders' votes for audit firm ratification.	Generally, in favor.
Shareholder proposals requesting companies to rotate audit firms periodically	Generally, in favor unless required rotation period is less than five years
Director Issues:
Staggered (Classified) Board	Generally, not in favor.
Management Proposal to Remove Directors	Generally, no objection.
Management Proposals for Filling Board Vacancies	Generally, no objection.
Nominating and Other Board Committees Composed of Independent Directors	Generally, in favor
Resolutions Requiring that at least a Majority, and up to 2/3, of the Board be Composed of Independent Directors	Generally, in favor.
Director Liability Amendment	Generally, no objection.
Directors Not Liable For Gross Negligence	Generally, not in favor.
Director Attendance	Minimum acceptable attendance is no less than 75% of all meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.
Management proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees.	Generally, withhold vote from any insiders or affiliated outsiders on audit, compensation or nominating committees.
Single-slate board elections (Canada)	Generally, not in favor.

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Issue	SSRM Proxy Voting Guideline
Separation of chairman and chief executive posts	Generally, in favor.
Share and Voting Issues:
Additional Share Authorization	Generally, no objection.
Anti-Greenmail Resolutions	Generally, no objection.
Cumulative Voting	Generally, not in favor.
Preemptive Rights Removal	Generally, no objection.
Poison Pill	Generally, not in favor. (But do generally favor Canadian Poison Pills)
Dual Class Capitalization	Generally, not in favor.
Supermajority Requirements	Generally, not in favor.
Fair Price Amendments	Case-by-case review.
Shareholder Disenfranchisement	Generally, not in favor.
Secret/Confidential Voting	Generally, not in favor.
Management Issues:
Golden Parachutes	Generally, not in favor.
Incentive Stock Option	Plans Generally follow ISS recommendation, which reviews on a case-by-case basis.
Requiring all stock options to be performance-based.	Generally, follow ISS recommendation, which reviews on a case-by-case basis.
Requiring the expensing of stock option awards.	Generally, in favor.
Shareholder proposals seeking to ban stock sales by executives by establishing holding periods.	Generally, not in favor.
Shareholder proposals requesting to ban executive stock options.	Generally, not in favor.
Shareholder proposal requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	Generally, in favor.
Shareholder proposal requiring shareholder approval of extraordinary pension benefits for senior executives under the company's SERP.	Generally, follow ISS recommendation, which reviews on a case-by-case basis.
IRS Reg. 162(m) Plans	Vote for if the plan specifies the types of goals to be used by the 162(m) Plan Committee.

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Issue	SSRM Proxy Voting Guideline
Employee share purchase plans	Generally, vote FOR employee stock purchase plans where: (1) The purchase price is at least 85 percent of fair market value; (2) the offering period is 27 months or less; and (3) potential voting power dilution is ten percent or less.
Shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	Generally, in favor.
Miscellaneous:
State of Incorporation Change	Vote for if there is no reduction of shareholder rights.
Shareholder proposal requiring offshore companies to reincorporate into the United States.	Generally, not in favor.
Blanket Authority On Unspecified Business	Generally, not in favor.
Social/Political Issues	Vote against unless there is a measurable economic benefit to the Company.
Shareholder proposal requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members.	Generally, follow ISS recommendation, which reviews on a case-by-case basis.
Postpone/reschedule meeting regarding board approved mergers	Vote for if we favor the merger, against if we oppose the transaction.

If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company's activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan's participants and their beneficiaries.

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PART C

Other Information

Item 24.    Financial Statements And Exhibits

Financial Statements

Part A—None.

Part B—Statement of Assets and Liabilities. (2)

Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust.(1)
(b)	Amended and Restated By-Laws.(1)
(c)	Inapplicable.
(d)	Form of Specimen Certificate.(2)
(e)	Dividend Reinvestment Plan.(2)
(f)	Inapplicable.
(g)(1)	Investment Management Agreement.(2)
(g)(2)	Sub-Investment Advisory Agreement.(2)
(h)	Form of Underwriting Agreement.(2)
(i)	Form of the BlackRock Closed-End Trusts Amended and Restated Deferred Compensation Plan.(2)
(j)(1)	Custody Agreement.(2)
(j)(2)	Form of Foreign Custody Manager Agreement.(2)
(k)(1)	Form of Stock Transfer Agency Agreement.(2)
(k)(2)	Form of Fund Accounting Agreement(2)
(l)	Opinion and Consent of Counsel to the Trust.(2)
(m)	Inapplicable.
(n)	Independent Auditor's Consent.(2)
(o)	Inapplicable.
(p)	Initial Subscription Agreement.(2)
(q)	Inapplicable.
(r)(1)	Code of Ethics of Trust.(2)
(r)(2)	Code of Ethics of the Advisor.(2)
(r)(3)	Code of Ethics of the Sub-Advisor.(2)
(r)(4)	Code of Ethics of The PNC Financial Services Group.(2)
(s)	Power of Attorney.(3)

(1)	Previously filed with the Trust's Registration Statement on Form N-2.

(2)	Filed herewith.

(3)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on November 23, 2004.

Item 25.    Marketing Arrangements

Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26.   Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$95,025
NYSE listing fee	$40,000
Printing (other than certificates)	$345,000
Engraving and printing certificates	$14,407
Accounting fees and expenses related to the offering	$15,000
Legal fees and expenses related to the offering	$210,000
NASD fee	$30,500
Miscellaneous (i.e. Travel) related to the offering	$250,000
Total	$999,932

Item 27.   Persons Controlled By Or Under Common Control With The Registrant

None.

Item 28.   Number Of Holders Of Shares

As of December 21, 2004

Title Of Class	Number of Record Holders
Shares of Beneficial Interest	1

Item 29.   Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1   No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2   Mandatory Indemnification.    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware

General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3   No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4   No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5   Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.   Business And Other Connections Of Investment Advisor

Not Applicable

Item 31.   Location Of Accounts And Records

The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant's Sub-Advisor, Custodian and Transfer Agent.

Item 32.   Management Services

Not Applicable

Item 33.   Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 22nd day of December 2004.

/s/ ROBERT S. KAPITO
Robert S. Kapito President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 22nd day of December 2004.

NAME	TITLE

/s/ ROBERT S. KAPITO	Trustee, President and Chief Executive Officer

Robert S. Kapito

/s/ HENRY GABBAY	Treasurer and Principal Financial Officer

Henry Gabbay

*	Trustee

Andrew F. Brimmer

Trustee

Richard E. Cavanagh

*	Trustee

Kent Dixon

*	Trustee

Frank J. Fabozzi

*	Trustee

R. Glenn Hubbard

*	Trustee

James Clayburn La Force, Jr.

*	Trustee

Walter F. Mondale

*	Trustee

Ralph L. Schlosstein

/s/ ROBERT S. KAPITO

*By: Robert S. Kapito Attorney-in-fact

INDEX TO EXHIBITS

Ex. 99(d) Form of Specimen Certificate

Ex. 99(e) Dividend Reinvestment Plan.

Ex. 99(g)(1) Investment Management Agreement.

Ex. 99(g)(2) Sub-Investment Advisory Agreement

Ex. 99(h) Form of Underwriting Agreement.

Ex. 99(i) Form of the BlackRock Closed-End Trusts Amended and Restated Deferred Compensation Plan.

Ex. 99(j)(1) Custody Agreement.

Ex. 99(j)(2) Form of Foreign Custody Manager Agreement.

Ex. 99(k)(1) Form of Stock Transfer Agency Agreement.

Ex. 99(k)(2) Form of Fund Accounting Agreement

Ex. 99(l) Opinion and Consent of Counsel to the Trust

Ex. 99(n) Independent Auditor's Consent

Ex. 99(p) Initial Subscription Agreement.

Ex. 99(r)(1) Code of Ethics of Trust.

Ex. 99(r)(2) Code of Ethics of the Advisor

Ex. 99(r)(3) Code of Ethics of the Sub-Advisor

Ex. 99(r)(4) Code of Ethics of The PNC Financial Services Group